Exhibit 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of LTC Properties, Inc. (the “Company”) hereby certifies with respect to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30,2014 as filed with the Securities and Exchange Commission (the “Report”) that to her knowledge:

(1)        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wendy Simpson

Wendy L. Simpson

Chairman, Chief Executive Officer and President

November 3, 2014

/s/ Pamela Shelley-Kessler

Pamela Shelley-Kessler

Executive Vice President, Chief Financial Officer

  and Corporate Secretary

November 3, 2014

The foregoing certification is being furnished (but not filed) solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.